Exhibit 10.2

Execution Version

FIRST AMENDMENT

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

among

REGENCY GAS SERVICES LP,

as Borrower,

REGENCY ENERGY PARTNERS LP

and

THE OTHER GUARANTORS PARTY HERETO,

as Guarantors

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Collateral Agent

and

The Lenders Signatory Hereto

Dated as of February 18, 2014

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Sixth Amended and Restated Credit Agreement (this “First Amendment”) dated as of February 18, 2014, is among Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), Regency Energy Partners LP, a Delaware limited partnership (“Regency MLP”), the Subsidiary Guarantors, the financial institutions or other entities party hereto as lenders (the “Lenders”) and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

Recitals

A. The Borrower, Regency MLP, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Collateral Agent and the other parties thereto are parties to that certain Sixth Amended and Restated Credit Agreement dated as of May 21, 2013 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the lenders party thereto (collectively, the “Existing Lenders”) have made certain credit available to and on behalf of the Borrower.

B. On February 3, 2014, Regency HEP LLC, a Delaware limited liability company and a wholly-owned subsidiary of Regency MLP (“Regency HEP”), acquired from Hoover Energy Partners LP, a Delaware limited partnership (“Hoover”), all of the membership interests in Hoover Energy Texas LLC, Hoover Energy Texas Crude LLC, Hoover Pecos River Limited Partner LLC and Hoover Pecos River General Partner LLC, all Texas limited liability companies, pursuant to that certain Contribution Agreement dated as of December 22, 2013, among Regency HEP, Regency MLP and Hoover, as amended by that certain Amendment No. 1 to Contribution Agreement dated as of January 30, 2014.

C. PVR Partners, L.P., a Delaware limited partnership (“PVR MLP”), PVR GP, LLC, a Delaware limited liability company and the general partner of PVR MLP, Regency MLP, Regency GP LP, a Delaware limited partnership and the general partner of Regency MLP, and RVP LLC, a Delaware limited liability company and a wholly-owned subsidiary of Regency MLP, have entered into that certain Agreement and Plan of Merger dated as of October 9, 2013, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of November 7, 2013 (the “PVR Acquisition Agreement”), pursuant to which PVR MLP will be merged with and into Regency MLP (the “PVR Acquisition”).

D. Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), Regency MLP and Regal Midstream LLC, a Delaware limited liability company and a wholly-owned subsidiary of Regency MLP (“Regal Midstream”), have entered into that certain Contribution Agreement dated as of December 23, 2013 (the “Eagle Rock Acquisition Agreement” and together with the PVR Acquisition Agreement, each, an “Acquisition Agreement” and collectively, the “Acquisition Agreements”) pursuant to which Regal Midstream will acquire from Eagle Rock all of the equity interests in Eagle Rock Marketing, LLC, Eagle Rock Pipeline GP, LLC and Eagle Rock Gas Services, LLC, each a Delaware limited liability company, and Eagle Rock Pipeline, L.P. and EROC Midstream Energy, L.P., each a Delaware limited partnership.

E. The Borrower has requested, and the Lenders have agreed, to amend the Credit Agreement to, among other things, (i) permit the incurrence of certain indebtedness being acquired pursuant to the PVR Acquisition, (ii) permit the add-back to Consolidated EBITDA of synergies to be realized in connection with Permitted Acquisitions, (iii) increase the aggregate principal amount of the Revolving Commitments from $1.2 billion to $1.5 billion, (iv) increase the Swingline Commitment from $25 million to $50 million, (v) increase the amount of the Incremental Revolving Commitment from $300 million to $500 million, (vi) amend the mortgage requirements with respect to Pipelines and (vii) increase the thresholds for cross-defaults and judgment defaults from $10 million to $50 million.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement

2.1 Amendments to Section 1.01 (Defined Terms).

(a) Clause (e) of the definition of “Consolidated EBITDA” is hereby amended in its entirety to read as follows:

“(e) costs and expenses directly incurred, and synergies to be realized, in connection with (i) any Permitted Acquisition as reasonably agreed to by the Administrative Agent and (ii) the Southern Union Acquisition; provided that, the add-back of synergies to be realized in connection with any Permitted Acquisition shall not exceed an amount equal to fifteen percent (15%) of the Consolidated EBITDA attributable to such Permitted Acquisition,”

(b) The following definitions contained in Section 1.01 are hereby amended in their entirety to read as follows:

“Revolving Commitment” shall mean, with respect to each Lender, the total aggregate commitment of such Lender to make Revolving Loans pursuant to Section 2.01 and to acquire participations in Letters of Credit and Swingline Loans pursuant to Section 2.17 and Section 2.16, respectively, as such commitment may be (a) reduced from time to time pursuant to Section 2.07, (b) reduced or increased (with such Lender’s consent) from time to time (i) pursuant to Section 2.18 and (ii) pursuant to assignments by or to such Lender pursuant to Section 10.04, (c) terminated pursuant to Section 2.07, or (d) terminated pursuant to Section 8.01. The initial amount of each Lender’s Revolving Commitment is set forth on Annex I, or in the Increase Joinder or the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate principal amount of the Revolving Commitments on the First Amendment Effective Date is $1,500,000,000.

“Swingline Commitment” shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.16, as the same may be reduced from time to time pursuant to Section 2.07 or Section 2.16. The amount of the Swingline Commitment shall be $50.0 million, but in no event shall exceed the Revolving Commitment.

(c) The following new definitions are hereby added to Section 1.01 in alphabetical order:

“First Amendment” shall mean that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of February 18, 2014, among the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“PVR Acquisition” shall mean the merger of PVR MLP with and into Regency MLP, pursuant to and in accordance with the PVR Acquisition Agreement, with no amendments or modifications thereto, or waiver of any provisions thereof, which would be adverse to the interests of the Lenders.

“PVR Acquisition Agreement” shall mean that certain Agreement and Plan of Merger dated as of October 9, 2013, among PVR MLP, PVR GP, LLC, a Delaware limited liability company and the general partner of PVR MLP, Regency MLP, Regency GP LP, a Delaware limited partnership and the general partner of Regency MLP, and RVP LLC, a Delaware limited liability company and a wholly-owned subsidiary of Regency MLP, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of November 7, 2013.

“PVR MLP” shall mean PVR Partners, L.P., a Delaware limited partnership.

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2.2 Amendment to Section 2.16(a) (Swingline Commitment). Clause (a)(i) of Section 2.16 is hereby amended by replacing the reference to “$25.0 million” therein with “$50.0 million”.

2.3 Amendment to Section 2.18(a) (Increase in Commitments). Clause (a) of Section 2.18 is hereby amended by replacing the reference to “$300.0 million” therein with “$500 million”.

2.4 Amendment to Section 5.02.

(a)	The preamble to Section 5.02 is hereby amended in its entirety to read as follows:

“Furnish to the Administrative Agent and each Lender written notice of the following promptly (and, in any event, in the case of notices delivered pursuant to clause (a), (b), (c) and (d) below, within five Business Days of knowledge thereof):”

(b)	Section 5.02(c) is hereby amended to delete the “and” after the semicolon.

(c)	Section 5.02(d) is hereby amended by replacing the “.” at the end thereof with “; and”.

(d)	A new clause (e) is hereby added to Section 5.02 to read in its entirety as follows:

“(e) (i) the (A) acquisition, or (B) Commercial Operation Date, in each case, of a Pipeline that is required to be mortgaged pursuant to Section 5.10(d), (ii) the acquisition of any Real Property that is required to be mortgaged pursuant to Section 5.10(c) and (iii) the construction or acquisition of any Building or Manufactured (Mobile) Home on any Mortgaged Property that is required to be mortgaged pursuant to Section 5.10(e), in each case, within 30 days of the acquisition (or, in the case of clause (i)(B) above, the Commercial Operation Date, or in the case of clause (iii) above, the acquisition or construction) thereof.”

2.5 Amendment to Section 5.10(d). The first sentence of Section 5.10(d) if hereby amended and restated in its entirety to read as follows:

“Prior to the Investment Grade Date, promptly grant to the Collateral Agent, within 60 days (or such later date as agreed to by the Collateral Agent in its sole discretion) of (i) the acquisition of a Pipeline by a Loan Party to the extent that such Pipeline, the Pipeline ROWs for such Pipeline system and the real property that is part of such Pipeline system have an aggregate purchase price which equals or exceeds $25.0 million and (ii) the Commercial Operation Date of a Pipeline to the extent the aggregate capital cost of such Pipeline, the Pipeline ROWs for such Pipeline system and the real property that is part of such Pipeline system have an aggregate capital cost (inclusive of acquisition and capital costs expended prior to the acquisition thereof, if applicable) equal to or exceeding $25 million, a security interest in such Pipeline (to be perfected by a transmitting utility UCC financing statement) and a Mortgage on the Pipeline, the Pipeline ROWs for such Pipeline and all real property that is part of such Pipeline system and that is owned in fee by a Loan Party, in each case, as additional security for the Secured Obligations.”

2.6 Amendment to Section 6.01 (Indebtedness). Clause (a) of Section 6.01 is hereby amended by (a) deleting the “and” after clause (xiv), (b) deleting the “.” after clause (xv) and replacing it with “; and” and (c) inserting the following as new clause (xvi): “(xvi) concurrently with and after the consummation of the PVR Acquisition, Indebtedness of Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corporation pursuant to that certain Indenture dated as of April 27, 2010, among Penn Virginia Resource Partners, L.P., Penn Virginia Resource Finance Corporation and Wells Fargo Bank, National Association, as Trustee, as supplemented by the First Supplemental Indenture dated as of April 27, 2010 and the Third Supplemental Indenture dated as of May 17, 2012.”

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2.7 Amendments to Section 8.01 (Events of Default).

(a) Clause (e) of Section 8.01 is hereby amended in its entirety to read as follows:

“(e) default shall be made in the due observance or performance by any Loan Party of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (a), (b) or (d) immediately above) and such default shall continue unremedied or shall not be waived for a period of 30 days after (i) in the case of a default under Section 5.02(e), the occurrence of such default and (ii) in the case of a default under any other any other covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (a), (b) or (d) or clause (e)(i) immediately above) written notice thereof from the Administrative Agent or any Lender to Borrower;”

(b) Clause (f) of Section 8.01 is hereby amended by replacing the reference to “$10.0 million” therein with “$50.0 million”.

(c) Clause (i) of Section 8.01 is hereby amended by replacing the reference to “$10.0 million” therein with “$50.0 million”.

2.8 Amendment to Section 6.14 (Limitation on Operating Subsidiaries). Section 6.14 is hereby amended and restated in its entirety to read as follows:

“Regency MLP will not create another operating Subsidiary other than Borrower or a Restricted Subsidiary of Borrower; provided, that, for the avoidance of doubt, the Borrower shall be permitted to create operating Subsidiaries in accordance with the terms of this Agreement.”

2.9 Annex I (Revolving Commitments and Pro Rata Percentages). The Revolving Commitment and the Pro Rata Percentage of each Lender shall be as set forth on Annex I attached hereto, which Annex I supersedes and replaces Annex I to the Credit Agreement.

Section 3. Aggregate Revolving Commitments; Assignment. The aggregate Revolving Commitments shall be increased by $300 million to $1.5 billion. The Borrower and the Lenders hereby agree and acknowledge that the Revolving Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto. In connection herewith:

(a) For an agreed consideration, each Existing Lender hereby irrevocably sells, assigns, transfers and conveys, and each Lender (severally and not jointly) hereby irrevocably purchases all of such Existing Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including all Loans outstanding thereunder and all rights and obligations of such Existing Lender under the Credit Agreement) and, to the extent permitted to be assigned under applicable law, all claims suits, causes of action and any other right of such Existing Lender against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the forgoing (including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by such Existing Lender), such that, after giving effect thereto, the Lenders shall hold Loans in an aggregate outstanding principal amount equal to the amount set forth opposite the name of each such Lender on Annex I attached hereto.

(b) The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Existing Lenders other than as set forth in clause (c) below or by the Administrative Agent.

(c) Each Existing Lender represents and warrants to the Administrative Agent and each Lender that (i) it is the legal and beneficial owner of the Loans and other rights and obligations assigned hereunder, free and clear of

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any adverse claim, (ii) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this assignment and to fulfill its obligations under, and to consummate the transactions contemplated by, this assignment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (iii) this First Amendment constitutes the legal, valid and binding obligation of such Existing Lender. Each Lender (severally and not jointly) represents and warrants to the Administrative Agent, and each other Lender that (x) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this First Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith and (y) this First Amendment constitutes the legal, valid and binding obligation of such Lender. The Administrative Agent makes no representation or warranty to any Lender or assumes any responsibility to any Lender, and no Lender makes any representation or warranty to any other Lender or assumes any responsibility to any other Lender, in each case, with respect to the financial condition of Borrower or any of its Affiliates or the performance by Borrower or any of its Affiliates of their respective obligations under the Loan Documents or assumes any responsibility with respect to any statements, warranties or representations made by Borrower or any of its Affiliates under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

(d) The Lenders hereby waive any requirements for notice of prepayment and the payment of any related prepayment penalties, any amounts payable pursuant to Section 2.12, minimum amounts of prepayments of Loans, ratable reductions of the commitments of the Lenders and ratable payments on account of the principal or interest of any Loan to the extent such prepayment, reductions or payments are otherwise required pursuant thereto.

(e) The Lenders hereby confirm that, from and after the First Amendment Effective Date, all participations of the Lenders in respect of Letters of Credit and Swingline Loans outstanding under the Credit Agreement shall be reallocated to the Lenders so that the proportion of the Lenders’ outstanding Letters of Credit and Swingline Loans shall be in proportion to their respective Pro Rata Percentages.

Section 4. Conditions Precedent. This First Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or waived in accordance with Section 10.02) (the “First Amendment Effective Date”):

4.1 First Amendment. The Administrative Agent shall have received from each Lender, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.2 Notes. The Administrative Agent and each Lender shall have received duly executed Notes payable to each Lender that has requested a Note in a principal amount equal to its Revolving Commitment, dated as of the First Amendment Effective Date.

4.3 Amendment to Security Agreement. The Collateral Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Collateral Agent) of the First Amendment to Security Agreement dated as of the First Amendment Effective Date.

4.4 Opinion. The Administrative Agent shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from each of Sidley Austin LLP, counsel to Borrower and Guarantors, and Liskow & Lewis, special Louisiana counsel to Gulf States Transmission LLC.

4.5 Acquisition Agreements. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto are: (a) a true and complete executed copy of each Acquisition Agreement and (b) such other related documents and information as the Administrative Agent shall have reasonably requested.

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4.6 Third Party Consents. The Borrower shall have obtained all consents, exemptions, authorizations, approvals, registrations or filings with, or any other action by, any Governmental Authority or any other third person required to consummate the transactions contemplated by this First Amendment, each of which shall be in full force and effect as of the First Amendment Effective Date.

4.7 Authorization. The Administrative Agent shall have received such certificates of resolutions or other actions, incumbency certificates and/or certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents to which such Loan Party is a party.

4.8 Organization/Good Standing. The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of incorporation or formation and each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

4.9 Fees and Other Expenses. The Administrative Agent, Wells Fargo Securities, LLC, as lead arranger and bookrunner, and the Lenders shall have received all applicable fees and amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, without limitation, the reasonable fees and expenses of Vinson & Elkins LLP, counsel to the Administrative Agent and the Collateral Agent, to the extent previously invoiced to the Borrower).

4.10 Litigation. There shall be no action, suit or other proceeding seeking to enjoin or prevent the execution and delivery of the First Amendment or the transactions contemplated hereby.

4.11 Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in this Section 4 (other than conditions the satisfaction of which is subject to the determination of the Administrative Agent, the Collateral Agent or the other Lenders).

4.12 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

4.13 Miscellaneous. The Administrative Agent shall have received such other assurances, certificates, instruments, or documents as the Administrative Agent reasonably may require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 10.02. Such declaration shall be final, conclusive and binding upon all parties to this First Amendment for all purposes.

Section 5. Post-Closing Conditions. Within 60 days following the First Amendment Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Collateral Agent shall have received the following with respect to the real property subject to a Mortgage as of the First Amendment Effective Date (the “Existing Mortgaged Property”): (a) to the extent requested by the Collateral Agent, an amendment to each existing Mortgage (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such existing Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable Law, in each case in form and substance reasonably satisfactory to the Collateral Agent, (b) with respect to each Mortgage Amendment, to the extent requested by the Collateral Agent, opinions of local counsel or such other special counsel to the Loan Parties, which opinions (i) shall be addressed to the Collateral Agent and each of the Lenders, (ii) shall cover the due authorization, execution, delivery and

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enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as Administrative Agent may reasonably request and (iii) shall be in form and substance reasonably satisfactory to the Collateral Agent and (c) such other certificates, documents and information in connection with the foregoing as are reasonably requested by the Lenders. Subject to the rights of the Administrative Agent, the Collateral Agent and the Lenders under Section 5.11, the Mortgages delivered on the New Mortgaged Property shall be all of the Mortgages required with respect to such property.

Section 6. Ratification and Affirmation; Representations and Warranties; Etc. Each Loan Party hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct in all respects (after giving effect to any such qualification); provided, that if any such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties were true and correct in all respects (after giving effect to any such qualification) as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations, as amended by this First Amendment and the First Amendment to Amended and Restated Security Agreement dated as of even date herewith, among the Loan Parties and the Collateral Agent.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. This First Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.

7.2 No Waiver. Except as expressly set forth herein, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, Collateral Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument or (d) operate as a waiver of any right, privilege or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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7.5 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

7.6 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.7 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.8 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

REGENCY GAS SERVICES LP, as Borrower
By:	Regency OLP GP LLC, its General Partner

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President

REGENCY ENERGY PARTNERS LP, as Guarantor
By:	Regency GP LP, its General Partner
By:	Regency GP LLC, its General Partner

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President and Chief Executive Officer

CDM RESOURCE MANAGEMENT LLC
FRONTSTREET HUGOTON LLC
GULF STATES TRANSMISSION LLC
REGAL MIDSTREAM LLC
REGENCY FIELD SERVICES LLC
REGENCY GAS UTILITY LLC
REGENCY HAYNESVILLE INTRASTATE GAS LLC
REGENCY HEP LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY MIDCONTINENT EXPRESS LLC
REGENCY MIDSTREAM LLC
REGENCY RANCH JV LLC
REGENCY TEXAS PIPELINE LLC
RGP MARKETING LLC
RGU WEST LLC
WGP-KHC, LLC
	By:	FrontStreet Hugoton LLC, its Sole Member, as Subsidiary Guarantors

By:	Regency Gas Services LP, its Sole Member
By:	Regency OLP GP LLC, its General Partner

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President

PUEBLO MIDSTREAM GAS CORPORATION
PUEBLO HOLDINGS, INC.
RGP WESTEX GATHERING INC.
WEST TEXAS GATHERING COMPANY, as Subsidiary Guarantors

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President

First Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Lender and Swingline Lender

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kate Czepiel
Name:	Kate Czepiel
Title:	Assistant Vice President

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Brian Smith
Name:	Brian Smith
Title:	Authorised Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Jean-Marc Vauclair
Name:	Jean-Marc Vauclair
Title:	Authorized Signatory

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

First Amendment

Signature Page

NATIXIS NEW YORK BRANCH, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Louis P. Laville III
Name:	Louis P. Laville III
Title:	Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark LumpKin, Jr.
Name:	Mark LumpKin, Jr.
Title:	Authorized Signatory

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	Senior Vice President

First Amendment

Signature Page

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Executive Director

BNP PARIBAS, as a Lender

By:	/s/ Sriram ChandraseKaran
Name:	Sriram ChandraseKaran
Title:	Vice President

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Associate

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

First Amendment

Signature Page

Annex I

REVOLVING COMMITMENTS AND PRO RATA PERCENTAGES

LENDERS	REVOLVING COMMITMENT	PRO RATA PERCENTAGE
Wells Fargo Bank, National Association	$87,500,000	5.833333333%
Bank of America, N.A.	$85,000,000	5.666666667%
JPMorgan Chase Bank, N.A.	$85,000,000	5.666666667%
The Royal Bank of Scotland plc	$85,000,000	5.666666667%
Barclays Bank PLC	$75,000,000	5.000000000%
Citibank, N.A.	$75,000,000	5.000000000%
Credit Suisse AG, Cayman Islands Branch	$75,000,000	5.000000000%
Natixis New York Branch	$75,000,000	5.000000000%
Royal Bank of Canada	$75,000,000	5.000000000%
SunTrust Bank	$75,000,000	5.000000000%
Compass Bank	$68,750,000	4.583333333%
PNC Bank, National Association	$68,750,000	4.583333333%
The Bank of Nova Scotia	$31,250,000	2.083333333%
Scotiabanc Inc.	$31,250,000	2.083333333%
Capital One, N.A.	$62,500,000	4.166666667%
Comerica Bank	$62,500,000	4.166666667%
Deutsche Bank AG New York Branch	$62,500,000	4.166666667%
Morgan Stanley Bank, N.A.	$62,500,000	4.166666667%
UBS AG, Stamford Branch	$62,500,000	4.166666667%
Amegy Bank National Association	$45,000,000	3.000000000%
The Bank Of Tokyo-Mitsubishi UFJ, Ltd.	$45,000,000	3.000000000%
Fifth Third Bank	$45,000,000	3.000000000%
ABN AMRO Capital USA LLC	$20,000,000	1.333333333%
BNP Paribas	$20,000,000	1.333333333%
Goldman Sachs Bank USA	$20,000,000	1.333333333%
TOTAL:	$1,500,000,000	100%

Annex I